UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2003

WIND RIVER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21342	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501
(Address of principal executive offices, including zip code)

(510) 748-4100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5 — Other Events and Required FD Disclosure.

On November 5, 2003, Wind River Systems, Inc. announced the hiring of Kenneth R. Klein as its new Chairman of the Board, President and Chief Executive Officer, effective January 5, 2004.  A copy of the press release concerning the announcement is attached hereto as Exhibit 99.1 and a copy of the employment agreement entered into by Wind River Systems, Inc. and Mr. Klein is attached hereto as Exhibit 99.2.

Item 7 — Financial Statements and Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit 99.1 —	Press Release issued by Wind River Systems, Inc., dated November 5, 2003, announcing the hiring of Kenneth R. Klein as Chairman of the Board, President and Chief Executive Officer.
Exhibit 99.2 —	Executive Employment Agreement dated as of November 5, 2003 by and between Wind River Systems, Inc. and Kenneth R. Klein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003	WIND RIVER SYSTEMS, INC.

	By:	/S/ MICHAEL ZELLNER
Michael Zellner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Number

Description

99.1	Press Release issued by Wind River Systems, Inc., dated November 5, 2003.
99.2	Executive Employment Agreement dated as of November 5, 2003 by and between Wind River Systems, Inc. and Kenneth R. Klein.